Dear Shareholder:

Our fiscal year began with the financial markets in a crisis, the result of continued disarray in global economies highlighted by the Russian default and illiquidity in the system stemming from the collapse of a large hedge fund. As is typical in periods of widespread fears, government bonds rallied, credit spreads widened and the Federal Reserve acted promptly in September 1998 to pump liquidity into the system by lowering interest rates. Other central banks subsequently followed by easing monetary policy in an effort to foster growth and restore confidence. The stage was thereby set for the beginning of a global recovery and rebound in the U.S. economy.

True to form, the stimulus provided by these actions had the desired results. In early 1999, the U.S. economy was charging forward, corporate earnings were strong, global economies began to improve, and confidence was restored. Each factor supported the foundation for higher stock prices and the continued accumulation of consumer wealth. But rapid economic growth fosters inflation fears which in turn bodes negatively for the bond markets. The markets understand that the Federal Reserve, a firm believer that price stability is the key to long term sustainable economic growth, stands ready to tighten credit when necessary to control inflation. The prospect of low unemployment and strong economic growth causing upwards pressure on wages and prices was too much to hold bond prices down.

Responding to the potential for wage pressures, interest rates began a steady rise in February. The benchmark 30-year Treasury, having traded in the range of 5.00% - 5.10% for several months, increased from 5.09% at January 31st to 6.10% by the end of July. The increase in the 10-year Treasury was even more dramatic, rising during this period by approximately 140 basis points to 6.02%. By mid-year, when it was reported that wages had risen 6.5% on a year-on-year basis, the Fed assumed the anticipated tightening posture and its preemptive fight against inflation was on. Short-term interest rates were increased 25 basis points in June and again in August. In October, the Fed announced a continued "tightening bias" and resumed in November with an additional 25 basis point increase in the Federal funds rate. Longer term rates, while generally trading in the range of 6.00% - 6.25% during the last several months, have been marked by material day-to-day volatility, as the markets analyze each economic release and attempt to anticipate future Fed actions.

Economic statistics continue to give mixed signals. All traditional indicators of higher interest rates and further declines in bond prices are in place - strong economic growth, strong growth in labor, low unemployment and rising commodity prices. However, the core rate of inflation remains tame. The debate is now on as to whether these traditional indicators will prevail, or if the massive productivity gains resulting from the technological revolution have created a new economic paradigm, one which supports strong economic growth with low inflation. While time will reveal the answer, we believe the Federal Reserve will hold firm to its resolve and is willing to err on the side of controlling inflation.

McGlinn Balanced Fund

The McGlinn Balanced Fund declined (-2.32%) for the second half of the fiscal year compared to an increase of +1.49% for the benchmark (50% S&P 500/50% Lehman Intermediate Bond Index). Although we are disappointed with the results, they stem primarily from avoiding what we believe are short-term excesses in the equity market, opting instead to position the portfolio to benefit from changes in long-term trends.

The equity market has split into two major factions, the "Nifty-fifty", principally large-capitalization growth stocks, and everything else. This narrow group of growth stocks has been dominating the performance of the popular averages, giving the illusion of an ongoing bull market. The rest of the market has been struggling, with many stocks still significantly below their highs reached in July. Strategically, the McGlinn Balanced Fund has positioned the equity portion of the portfolio in a broad spectrum of stocks with attractive valuations and improving profitability. Although we are confident our strategy for the long-term is sound, near-term, the portfolio has been devoid of many of the more richly valued securities driving the market.

When viewed from a sector perspective, the principal reason for the performance shortfall was a less-than-market exposure to technology versus the benchmark's 25%. In fact, owning almost anything other than technology during this time period generated a below-market return. Despite significant portfolio exposure to the group, approximately 16%, it was not enough to offset declines in most other portfolio sectors. It is very unusual that such a narrow group of stocks provide the preponderance of market performance. We have been concerned that a bubble is developing, particularly in technology, and will ultimately be deflated. Consequently holdings in technology, and other sectors as well, have been limited to stocks where valuations and expectations for future earnings are reasonable. Those at valuation extremes have been avoided. This stance, although we believe prudent, cost us relative and absolute performance during the second half of the fiscal year.

The fixed income component of the portfolio modestly underperformed its benchmark as a result of a premature lengthening in maturity versus the benchmark. The impact on total performance was insignificant.

Portfolio Strategy

Our portfolio strategy is based on renewed global growth, which portends a shift in equity market leadership. Global growth is back on track after stumbling badly in 1998. The U.S. economy shows little sign of significant slowing; stimulative monetary policy in Europe has begun to take hold; Latin America has failed to implode as many had predicted; Southeast Asia has turned the corner; and even Japan may be on the path to recovery. Indeed, 1999 is shaping up to have been a transition year, while 2000 holds the promise of being the first solid year of synchronized growth the world has experienced in some time.

As this expansion gains momentum, the stocks of companies that benefit from the budding recovery worldwide should produce significant above-market returns. Most important for our investment strategy, corporate earnings are showing distinct signs of improvement on a broad front. The most dramatic improvements are coming from cyclically oriented companies such as those in the basic materials, energy and industrial cyclical sectors. Stocks of these companies have significant representations in the portfolio. On the other hand, consumer cyclicals, i.e. retailers, autos, etc., will be de emphasized as higher interest rates and increasing import prices restrain consumer spending.

While renewed global growth will translate into better earnings prospects for many of the stocks in the portfolio, it will have a dampening effect on the bond market. Interest rates have risen since last fall and consequently, bond prices have fallen dramatically. Our belief is most, but not all, the damage resulting from potential inflation is already reflected in current bond prices. However, the increase in credit demand arising from improved global growth is not. From a strategic standpoint, the fixed income component of the fund will be maintained at close to neutral posture, versus the benchmark, until developing global growth is more fully reflected in the market.

Asset allocation in 2000 will continue to favor the equity market. Equities, driven by continued expansion in earnings, should continue to deliver solid results. Volatility, however, could be substantial. We believe a change in market leadership will unfold as it becomes increasingly clear that the foundation, on which the "Nifty-fifty" stocks built their market-domination performance, is shifting. Accelerating global growth, rising interest rates and, most important, accelerating earnings across a broad spectrum of market sectors, undermines their role as the "only game in town." Participation in the market should broaden, favoring companies that suffered during the global deflation, as renewed growth improves their earnings prospects. Such transitions rarely go smoothly.

We expect little from the fixed income market in 2000. The domestic economy is unlikely to weaken enough to allow interest rates to retreat substantially, especially in light of renewed world growth. Bond yields are expected to remain within a broad trading range between 5.9% and 6.4%. Short rates will continue to rise as it becomes apparent that Fed's's work is not done. At best it should be an "earn-your-coupon" type year.


The Global Income Portfolio

For the fiscal year, the Global Income Portfolio reported a (-1.04%) return, reflecting the magnitude of price depreciation in this period of rising rates relative to income earned. While disappointing, this return compared favorably with the (-2.46%) return of the Portfolio's primary benchmark, the Solomon Smith Barney Global Index ("SBWGI").

The Portfolio outperformed the benchmark in the first half of the year with a (-0.42%) total return compared to a (-3.35%) total return. Performance of the Portfolio was positively impacted, on a relative basis, by an overweighting in U.S. Treasuries during a period of uncertainties in the global markets.

In mid fiscal year, the Fund made a strategic decision to assume a more cautious, defensive approach in its fixed income investing. Accordingly, actions were taken to reduce the duration of fixed income holdings and reduce certain global exposures of marginal credit quality. Additionally, in response to growing concern over the poor performance of the Euro currency since its inception early this year, Euro positions were liquidated.

For obvious reasons, the reduction in duration during this period of volatile and rising interest rates positively influenced the performance of the Portfolio, as did the elimination of Euro exposures. On the other hand, the decision to minimize exposures to global economies, and in particular to Japan with its low interest rate environment, resulted in our not participating in the broad based rally of the yen vs. the dollar, which occurred during the second half of the year. Principally for these reasons, the Portfolio underperformed its benchmark in the second half of the fiscal year, with a (-0.64%) total return compared to a (0.92%) total return realized by the SBWGI.

We enter the beginning of our fiscal year with a continued cautious and moderately defensive posture towards the bond market. We anticipate that the FOMC will continue to focus on the inflationary outlook and will take further actions to tighten credit until there are signs of a decisive slowing in the economy, particularly in light of the increase in commodity prices and the weak dollar.

Year 2000 Preparedness

Year 2000 ("Y2K") issues relate to the ability of computer systems to function properly when processing date-related information on and after January 1, 2000. Preparation for Y2K throughout the U.S. has been extensive, with major capital expenditures occurring to assure minimal disruption to the financial markets as we enter the new millennium.

We believe The Penn Street Fund has taken reasonable steps in addressing Y2K issues with respect to the computer systems used by the Fund, its portfolio managers and other major service providers. The Fund is also obtaining reasonable assurance that comparable steps are being taken by the Funds' other major service providers.

The Fund has elected to rely on public filings and other statements concerning Y2K readiness made by companies and issuers in whose securities the portfolios intent to invest. Issuers in countries outside the U.S. may not be subject to the same Y2K readiness disclosure that is required in the U.S. The Fund could be adversely affected if a company in which the Fund is invested experiences Y2K related problems and its share price is negatively impacted.

Sincerely,

David E. Sparks
President





MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS

October 31, 1999
Penn Street Fund, Inc.

COMMON STOCKS (56.5%)
                                  Shares              U.S. $ Value
Basic Materials (6.9%)
Boise Cascade Corp                  600                     21,412
DuPont (E.I.) De Memours & Co.      400                     25,775
FMC Corp.                           350                     14,241
Hercules, Inc.                      300                      7,219
International Paper Co.             300                     15,787
Mead Corp.                          700                     25,202
Monsanto Co.                        350                     13,476
Praxair                             500                     23,376
Reynolds Metals Co.                 250                     15,109
US Steel                          1,200                     30,675
                                                           192,272

Capital Goods (4.8%)
Allied Waste Industries, Inc.       500                      5,251
Allied Signal Inc.                  550                     31,316
Emerson Electric Corp.              350                     21,022
Flowserve                         1,000                     16,875
Ingersoll-Rand Co.                  400                     20,900
Minnesota Mining                    300                     28,519
Tenneco Inc.                        600                      9,675
                                                           133,558

Communication Services (4.5%)
Alltel Corp.                        400                     33,300
AT&T Corp                           600                     28,050
GTE Corp.                           300                     22,575
SBC Communications Inc.             800                     40,700
                                                           124,625

Consumer Cyclicals (4.0%)
Black & Decker Corp.                450                     19,351
Dana Corp.                          400                     11,825
Dayton Hudson Corp.                 150                      9,694
Federated Dept. Stores              500                     21,344
KMart Corp.                       1,050                     10,565
New York Times Co. - Class A        400                     16,101
Walt Disney Corp.                   850                     22,529
                                                           111,409


MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 1999
Penn Street Fund, Inc.

                                  Shares              U.S. $ Value
Consumer Staples (5.0%)
Albertson's Inc.                    550                     19,801
Kellogg                             350                     13,934
Kimberly-Clark Corp.                500                     31,501
Nabisco Hold. Corp.                 850                     31,769
Proctor & Gamble                    400                     41,950
                                                           138,955

Energy (6.8%)
Baker Hughes, Inc.                  600                     16,762
Chevron Corp.                       150                     13,697
Conoco Inc. - Class A               400                     10,975
Conoco Inc. - Class B               738                     20,001
Halliburton Co.                     450                     16,959
R&B Falcon Corp.                  1,300                     16,169
Texaco Inc.                         400                     24,550
Unocal Corp.                      1,000                     34,625
USX-Marathon Group                  600                     17,475
Valero Energy                       850                     15,619
                                                           186,832

Financials (10.3%)
Allstate Corp.                      650                     18,850
Banc One Corp.                      700                     27,388
Bank of America Corp.               450                     28,997
Citigroup Inc.                      525                     28,481
Conseco Inc.                      1,500                     36,563
Crescent Real Estate Eqty. Co.    2,500                     41,563
First Union Corp.                   400                     17,100
Meristar Hospitality Corp.          650                     10,441
MGIC Investment Corp.               500                     29,875
Unum Corp.                          650                     21,409
Washington Mutual Inc.              650                     23,359
                                                           284,026

Healthcare (5.3%)
American Home Products Corp.        750                     39,187
Columbia HCA Healthcare Corp.       825                     19,903
Merck & Co., Inc.                   300                     23,869
Pharmacia & Upjohn Inc.             600                     32,362
Tenet Healthcare Corp.              700                     17,494
Watson Pharmaceuticals Inc.         450                     14,288
                                                           147,103

Technology (7.5%)
3Com Corp                           900                     26,100
Advanced Micro Devices            1,100                     21,794
Alcatel Alsthom SA ADR              500                     15,344
Compaq Co.                        1,475                     28,209
Eastman Kodak                       450                     31,022
Electronic Data Systems Corp.       700                     40,950
Micron Technology, Inc.             350                     24,959
Raytheon Co. - Class B              300                      8,775
Unisys Corp.                        500                     11,281
                                                           208,434

Transports (0.6%)
UAL Corp.                           250                     17,015

Utilities (0.8%)
Williams Cos Inc.                   575                     21,563

TOTAL COMMON STOCK (Cost $1,682,857)                     1,565,792


MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 1999
Penn Street Fund, Inc.


FIXED INCOME SECURITIES (38.4%)       Principal Amt.   (b)U.S. $ Value

Basic Materials (1.3%)
International Paper Co. 7.625%
due 08/01/2004                               35,000           35,501

Capital Goods (1.7%)
International Game Technology 7.875%
due 05/15/2004                               25,000           23,938
Waste Management Inc. 7.125%
due 06/15/2001                               25,000           23,965
                                                              47,903

Energy (0.9%)
Triton Energy 8.750%
due 04/15/2002                               25,000           24,793

Financials (0.9%)
Dime Bancorp Inc. 7.000%
due 07/25/2001                               25,000           24,812

Healthcare (1.2%)
Tenet Healthcare Corp. 8.000%
due 01/15/2005                               35,000           32,900

Real Estate (0.6%)
Club Mediterranee 4.59%
due 03/02/2003 (denominated in Euros)            34           17,184

Transports (0.9%)
Continental Airlines, Inc. 9.500%
due 12/15/2001                                25,000          25,297

Utilities (0.9%)
Edison International 6.875%
due 09/15/2004                                25,000          24,780
                                                             233,170



                                          Principal     U.S. $ Value
                                             Amt.
U.S. Government and Government Agencies (30.0%)
FHLMC (Mortgage backed) 7.500%
due 11/01/2014                               50,000           50,500
US Treasury Bond 5.875%
due 11/15/99                                100,000          100,039
US Treasury Bond 6.375%
due 01/15/2000                               75,000           75,152
US Treasury Bond 5.875%
due 02/15/2000                               50,000           50,100
US Treasury Bond 6.000%
due 07/31/2002                              150,000          150,539
US Treasury Bond 5.750%
due 08/15/2003                              150,000          148,875
US Treasury Bond 6.500%
due 08/15/2005                               35,000           35,640
US Treasury Bond 6.125%
due 08/15/2007                              125,000          124,473
US Treasury Bond 5.625%
due 05/15/2008                              100,000           96,445
                                                             831,763


TOTAL DEBT SECURITIES (Cost $1,066,461)                    1,064,933


SHORT-TERM INVESTMENTS (11.7%)
Highmark Money Market Fund                  322,622          322,622

TOTAL SHORT-TERM INVESTMENT (Cost $322,622)                  322,622
TOTAL INVESTMENT IN SECURITIES  (106.6%)
(Cost: $3,071,940) (Notes 2A and 3)                        2,953,347

CASH AND OTHER ASSETS - NET (-6.6%)                         (183,828)
TOTAL NET ASSETS (100.0%)                                  $2,769,519

(*)   non-income producing security

See notes to financial statements

GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1999
Penn Street Fund, Inc.

FIXED INCOME SECURITIES (84.0%)
                                   Principal         U.S.$ Value
                                     Amt.
 United States (81.5%)
Corporates (11.8%)
AT&T Cap Corp 6.570%
due 01/21/2000                       500,000            $500,650
GMAC 5.750%
due 11/10/2003                       700,000             672,910
YPF Corp. 8.00%
due 02/15/2004                       350,000             346,080
                                                       1,519,640

Foreign Governments (U.S. dollar denominated) (4.6%)
Argentina 9.250% due 02/23/01        200,000             198,062
Italy 6.875% due 09/27/23            200,000             194,900
Korea Development Bond 6.50%,
due 11/15/2002                       200,000             191,615
                                                         584,577

U.S. Government and Government Agencies (65.1%)
Federal Home Loan Bank 4.950%,
due 02/24/2000                       500,000             498,535
Federal Home Loan Bank 5.220%,
due 11/17/2000                       500,000             495,573
Federal Home Loan Bank 5.785%,
due 12/07/2001                       500,000             495,089
Federal Home Loan Bank 6.125%,
due 12/28/2001                       500,000             497,688
Federal Home Loan Bank 6.800%,
due 05/30/2002                     1,000,000           1,001,094
Federal Home Loan Bank 6.000%,
due 08/15/2002                     1,000,000             992,031
US Treasury Bond 5.500%,
due 03/31/2000                       500,000             500,351
US Treasury Bond 5.500%,
due 12/31/2000                       600,000             598,828
US Treasury Bond 7.750%,
due 02/15/2001                       400,000             409,969
US Treasury Bond 4.875%,
due 03/31/2001                       700,000             691,906
US Treasury Bond 5.500%,
due 08/31/2001                       500,000             497,344
US Treasury Bond 5.625%,
due 02/15/2006                       500,000             487,851
US Treasury Bond 7.250%,
due 05/15/2016                       500,000             538,477
US Treasury Bond 7.500%,
due 11/15/2016                       600,000             661,641
                                                       8,366,377

Australia (2.5%)
First Australia Prime Income Fund     53,000             318,000

TOTAL DEBT SECURITIES (Cost: $10,923,321)             10,788,594

SHORT-TERM INVESTMENTS  (14.6%)
United States (14.6%)
Federal Home Loan Bank Discount Notes,
due 11/03/99                         600,000             599,580
Federal Home Loan Bank Discount Notes,
due 11/15/99                       1,000,000             997,700
Highmark Money Market Fund           275,409             275,409
TOTAL SHORT-TERM INVESTMENTS (Cost: $1,872,593)        1,872,689

TOTAL INVESTMENT IN SECURITIES (98.6%)
(Cost: $12,795,914) (Notes 2A and 3)                  12,661,283

CASH AND OTHER ASSETS - NET (1.4%)                       182,758

TOTAL NET ASSETS (100.0%)                            $12,844,041

(a) in local currency



STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
Penn Street Fund, Inc.

                                     McGlinn Balanced   Global Income
                                        Portfolio        Portfolio

ASSETS
Investment in securities, at value
(identified cost $3,071,940 and $12,795,914
respectively) (Notes 1 and 2A)        $2,953,347         $12,661,283
Cash (including foreign currencies)          585
Receivables:
Interest and dividends                    20,758             201,045
Prepaid expenses                           1,597               2,314
Deferred organization expenses (Note 2G)   6,093               6,179

Total assets                           2,982,380          12,870,821

LIABILITIES
Payable for securities purchased         209,111

Accrued expenses                           3,750              26,780

Total liabilities                        212,861              26,780

NET ASSETS (Note 4)                   $2,769,519         $12,844,041

Shares outstanding                       216,001           1,429,172

Net asset value, offering and
redemption price per share                $12.82               $8.99

At October 31, 1999, the components of  net assets were as follows:
Paid-in capital                       $3,572,256         $13,105,064
Undistributed net investment income                              291
Accumulated net realized losses
on investments                          (684,144)           (126,683)
Unrealized appreciation/depreciation of
investments and translation of foreign currency
denominated assets and liabilities      (118,593)           (134,631)

                                       $2,769,519         $12,844,041




STATEMENT OF OPERATIONS
For the Year Ended October 31, 1999
Penn Street Fund, Inc.


                                      McGlinn Balanced        Global Income
                                            Portfolio          Portfolio
INVESTMENT  INCOME
INCOME
Interest                                  $44,604            $1,085,428
Dividends                                  28,480                23,529
Total  income                              73,084             1,108,957

EXPENSES
Investment management fees (Note 5)        17,502               120,134
Distribution expenses (Note 6)                  5
Shareholder servicing fees (Note 6)         1,521                20,256
Administration (Note 5), accounting
and transfer agent                         11,148                62,827
Professional fees                           3,817                23,410
Custody fees                                5,370                 5,233
Amortization of organization expenses       6,373                 6,354
Directors' fees and expenses                  112                   273
Other operating expenses                    1,717                15,334

Total expenses                             47,565               253,821
Net investment income                      25,519               855,136

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized gain (loss) from investments  374,869            <126,683>
Net realized gain (loss) from foreign
currency transactions                        8,283              <2,241>
Net change in unrealized appreciation/depreciation
of investments                             111,210            <976,361>
Net change in unrealized appreciation/depreciation of  foreign
currency denominated assets and liabilities    <83>             <3,736>

Net gain  (loss) on investments and foreign currency
denominated asset and liabilities           494,279         <1,109,021>
Net increase (decrease) in net assets
resulting from operations                  $519,798          $<253,885>


MCGLINN BALANCED PORTFOLIO
Statement of Changes in Net Assets

Penn Street Fund, Inc.
                                             Year ended      Year ended
                                        October 31 1999  October 31, 1998

OPERATIONS
Net investment income                         $25,519         $14,308
Net realized gain (loss) on investments and foreign
currency transactions                         383,152       4,972,133
Net change in unrealized appreciation of investments
and foreign currency denominated
assets and liabilities                        111,127      <5,543,759>

Net increase in net assets resulting
from operations                               519,798        <557,318>

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ($0.15 and $0.05
per share, respectively)                      <31,892>         <14,308>
Distribution from realized gains ($0.04 and $0.07 per share, respectively)
                                               <8,283>         <18,583>

CAPITAL SHARE TRANSACTION
Net decrease in net assets from capital share transactions (a)
                                             <769,750>     <22,405,665>

Net decrease in net assets                   <290,127>     <22,995,874>
Net assets at the beginning of the period    3,059,646      26,055,520
Net assets at the end of the period         $2,769,519      $3,059,646

(a) A summary of capital share transactions is as follows:

                                 Year ended                Year ended
                             October 31, 1999            October 31, 1998
                              Shares       Value         Shares       Value
Shares sold                  155,036   $2,069,012        40,331     $442,792
Shares issued in reinvestment of distributions
to shareholders                2,757       35,346         3,021       32,891
                             157,793    2,104,358        43,352      475,683
Shares redeemed             <222,843>  <2,874,108>   <2,053,882> <22,881,348>
Net increase (decrease)      <65,050>   $<769,750>   <2,010,530> <22,405,665>



GLOBAL INCOME PORTFOLIO
Statement of Changes in Net Assets
Penn Street Fund, Inc.

                                        Year ended         Year ended
                                    October 31 , 1999    October 31, 1998

OPERATIONS
Net investment income                      $855,136        $801,640
Net realized gain (loss) on investments and foreign
currency transactions                      <128,924>        582,579
Net change in unrealized appreciation of investments
and foreign currency denominated
assets and liabilities                     <980,097>        204,117

Net increase in net assets resulting
from operations                            <253,885>      1,588,336

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ($0.46 and $0.43
per share, respectively)                   <679,913>      <801,438>
Distributions from realized gains ($0.30 per share)       <582,579>

CAPITAL SHARE TRANSACTION
Net decrease in net assets from capital share
transactions (a)                            <6,543,167>      8,705,954
Net increase (decrease) in net assets       <7,476,965>      8,910,273
Net assets at the beginning of the period 20,321,006 11,410,733 Net assets at the end of the period (including undistributed net investment income of
$291 and $6,572 respectively)              $12,844,041     $20,321,006

(a) A summary of capital share transactions is as follows:

                                   Year ended                Year ended
                                 October 31, 1999         October 31, 1998
                                 Shares      Value       Shares      Value
Shares sold                     1,199       $11,196   1,321,141  $12,696,936
Shares issued in reinvestment of distributions
to shareholders                74,700       679,913     144,949    1,384,018
                               75,899       691,109   1,466,090   14,080,954
Shares redeemed              <774,188>   <7,234,276>   <550,241>  <5,375,000>
Net increase (decrease       <698,289>  $<6,543,167>    915,849   $8,705,954



MCGLINN BALANCED PORTFOLIO
Financial Highlights
For a share outstanding throughout each period
Penn Street Fund, Inc.

     Year ended            Year ended         Year ended     Nov 8, 1995+ to
  October 31, 1999(1)   October 31, 1998   October 31, 1997  October 31, 1996

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $10.89    $11.37   $10.82    $10.00
Net income  (loss) from investment operations
Net investment income                       0.12      0.05     0.02     0.05
Net realized and unrealized gain (loss)
on investments and foreign currency
transactions                                2.00     <0.41>    1.41     0.84
Total from investment operations            2.12     <0.36>    1.43     0.89
Less distributions
Distributions from net investment income   <0.15>    <0.05>   <0.04>   <0.07>
Distributions from realized gains          <0.04>    <0.07>   <0.84>
Total distributions                        <0.19>    <0.12>   <0.88>   <0.07>

Net asset value, end of period            $12.82    $10.89   $11.37   $10.82

TOTAL RETURN                               19.45%    <3.18%>  13.57%   8.89%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) $2,770 $3,060 $26,056 $26,137 Ratio to average net assets
Expenses                                    1.90%    1.99%    1.71%   1.82%**
Net investment income                       1.02%    0.17%    0.20%   0.40%**
Portfolio turnover rate                      194%      44%      25%     42%

+   Commencement of operations
*   Total return has not been annualized
**  Annualized

(1) On April 5, 1999 the Fund's investment objectives were changed from "high total return, with emphasis on capital appreciation" to "Long-term growth with moderate income" and McGlinn Capital Management, Inc. was retained as the Fund's new investment advisor.


GLOBAL INCOME PORTFOLIO
Financial Highlights
For a share outstanding throughout each period 	Penn Street Fund, Inc.


        Year ended     Year ended       Year ended         Nov 8, 1995+ to
   October 31, 1999    October 31, 19 98  October 31, 1997  October 31, 1996

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $9.55     $9.42    $10.48    $10.00

Net income from investment operations
Net investment income                     0.59      0.43      0.47      0.50
Net realized and unrealized gain  (loss) on investments
and foreign currency transactions        <0.69>     0.43     <0.06>     0.26
Total from investment operations         <0.10>     0.86      0.41      0.76
Less distributions
Distributions from net investment income <0.46>    <0.43>    <0.90>    <0.28>
Distributions from net realized gains              <0.30>    <0.57>
Total distributions                      <0.46>    <0.73>    <1.47>    <0.28>

Net asset value, end of period           $8.99     $9.55     $9.42     $10.48

TOTAL RETURN                             <1.04>%    9.15%    4.19%     7.79%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) $12,844 $20,321 $11,411 $12,870 Ratio to average net assets
Expenses                                 1.44%     1.81%      1.72%   1.84%**
Net investment income                    4.84%     4.46%      5.39%   4.88%**
Portfolio turnover rate                   107%       43%        22%     29%



+   Commencement of operations
*   Total return has not been annualized
**  Annualized

(1)     Organization

Penn Street Fund Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is authorized to issue shares in separate series. The Fund currently offers shares in two diversified series, the McGlinn Balanced Portfolio (formerly the Global Equity Portfolio) and the Global Income Portfolio (the "Portfolios").

The Fund was incorporated on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws.

On April 5, 1999 the Fund's Board of Directors held an emergency meeting to address issues arising from the untimely death of Richard T. Coghlan, the Portfolios' investment manager. At this meeting the Directors voted to approve the hiring of McGlinn Capital Management, Inc. ("McGlinn") to replace Penn Street Advisors, Inc. ("Penn Street") as investment advisor for the Global Equity Portfolio. The terms of the new investment advisory agreement are substantially equivalent to the terms of the previous agreement with Penn Street except that the advisory fee rate has been reduced from 0.75% to 0.60% of the Portfolio's average daily net assets. In connection with McGlinn's hiring, the Directors also approved a change in fundamental investment objective from "high total return, with emphasis on capital appreciation" to "long-term growth with moderate income" and a change of name to the McGlinn Balanced Portfolio.

(2)  Significant Accounting Policies

The McGlinn Balanced Portfolio's current investment objective is to provide long-term growth with moderate income using a flexible asset allocation approach that emphasizes the selection of securities (typically 60% domestic equity securities and 40% in domestic fixed income securities) that provide sufficient current income to reduce downside risk.

The Global Income Portfolio's investment objective is to achieve a relatively stable rate of total return with emphasis on yield, by investing principally in fixed income securities and, to a lesser extent, in equity securities of high quality companies located predominately in the developed countries with, at most, very limited exposure to less developed countries. The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A. Security Valuation. The securities held by the Portfolios are valued as of the close of the New York Stock Exchange (the "NYSE"). Listed securities are valued at the last quoted sales price on the exchange where the security is principally traded. Securities listed on foreign exchanges are valued at the latest quoted market price available prior to the close of the NYSE. Debt securities may be valued on the basis of prices provided by a pricing service using methods approved by the Fund's Board of Directors. Other assets and securities for which no quotations are readily available are valued in good faith by, or under the direction of, the Fund's Board of Directors.

B. Currency Translation. The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the bid price of such currencies against the U.S. dollar last quoted by a major bank or broker. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal yearend, resulting from changes in the exchange rate.

C. Forward Currency Contracts. The Portfolios may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the forward currency contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed.

Investments in forward currency contracts may expose the Portfolios to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D. Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. Security Transactions, Interest and Dividends. As is common in the industry, security transactions are recorded on the trade date. Interest income is accrued as earned. Discounts and premiums are amortized in accordance with Federal income tax requirements. Dividends are recorded on the ex-dividend date.

F. Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G. Deferred Organization Expenses. All of the expenses incurred by the Fund in connection with the organization and the registration of the Portfolios' shares were borne equally by each Portfolio and are being amortized to expense on a straight-line basis over a period of five years.

H. Use of Estimates. In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.


(3)   Investments

For the year ended October 31, 1999, the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $5,365,977 and $6,225,687, respectively, for the McGlinn Balanced Portfolio, and $18,103,521 and $24,984,936, respectively, for the Global Income Portfolio.

At October 31, 1999 net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $66,931 and $(185,524), respectively, for the McGlinn Balanced Portfolio and $74,421 and $(209,052) respectively, for the Global Income Portfolio.

During the year ended October 31, 1999 the McGlinn Balanced Portfolio realized gains of $406, 357, from the "in-kind" distribution of appreciated securities to redeeming shareholders.

On October 31, 1999 the McGlinn Balanced Portfolio had a capital loss carry forward of $684,144, which expires $652,656 in 2006 and $31,488 in 2007, and the Global Income Portfolio had a capital loss carry forward of $126,683 which expires in 2007.


(4)   Capital Stock

At October 31, 1999, the authorized capital of the Fund consisted of one billion shares of $.01 par value common stock with 100 million shares designated and classified the McGlinn Balanced Portfolio and 100 million shares designated and classified the Global Income Portfolio.


(5)   Investment Management Fee and Administration Fee

Investment Advisory Agreements. Penn Street provides investment management services to the Global Income Portfolio under an Investment Advisory Agreement. Penn Street provides the Portfolio with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services, Penn Street is paid a monthly fee which is equal to the annual rate of 0.75% of the Portfolio's average daily net assets.

Penn Street also provided investment management services to the McGlinn Balanced Portfolio through April 5, 1999 under terms identical to those provided to the Global Income Portfolio. Effective April 5, 1999 McGlinn was retained to provide investment management services to the McGlinn Balanced Portfolio under an Investment Advisory Agreement. McGlinn provides the Portfolio with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services, McGlinn is paid a monthly fee which is equal to the annual rate of 0.60% of the Portfolio's average daily net assets.

Administration Agreement. Penn Street also serves as the Administrator of the Fund under an Administration Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. As compensation for these services, Penn Street is paid a monthly fee which is equal to the annual rate of 0.25% of the Global Income Portfolio's average daily net assets and 0.50% of McGlinn Balanced Portfolio's average daily net assets.

(6)   Distribution Plans

Distribution Plan. The Portfolios have adopted Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to East Coast Consultants, Inc. ("East Coast") for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the "Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.


(7)   Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of Penn Street and East Coast.


Shareholders and Board of Directors
Penn Street Fund, Inc.
Malvern, Pennsylvania


We have audited the accompanying statement of assets and liabilities of Penn Street Fund, Inc. (comprising, respectively, the McGlinn Balanced Portfolio and the Global Income Portfolio), including the portfolios of investments, as of October 31, 1999, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period November 8, 1995 (commencement of operations) to October 31, 1996 were audited by other auditors whose report dated November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the McGlinn Balanced Portfolio and the Global Income Portfolio as of
October 31, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with generally and accepted accounting principles.



                                      BRIGGS, BUNTING & DOUGHERTY, LLP



Philadelphia, Pennsylvania
November 19, 1999